UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022

ALSET EHOME INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 971-3940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 6, 2022, Alset EHome International Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As of April 14, 2022, the date of record for determining the stockholders entitled to vote on the proposals presented at the Special Meeting, there were 113,187,898 shares of the Company’s common stock, par value $0.001, issued and outstanding and entitled to vote at the Special Meeting. A total of 74,097,969 shares of common stock, representing 65% of the aggregate shares outstanding and eligible to vote and constituting a quorum, were represented virtually or by valid proxies at the Special Meeting.

The stockholders approved, in accordance with NASDAQ Listing Rule 5635(a), the issuance of 35,319,290 newly issued shares of the Company’s common stock in connection with the purchase of 293,428,200 ordinary shares of Alset International Limited from Chan Heng Fai, the Company’s Chairman, Chief Executive Officer and largest stockholder.

The stockholders approved the reincorporation of the Company in Texas and the change of the Company’s name to “Alset Inc.”.

The stockholders ratified the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The final voting results on these matters were as follows:

1. Approval of issuance of 35,319,290 newly issued shares of the Company’s common stock in connection with the purchase of 293,428,200 ordinary shares of Alset International Limited from Chan Heng Fai, the Company’s Chairman, Chief Executive Officer and largest stockholder:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
62,478,592	4,002,676	20,865	7,597,836

2. Approval of the reincorporation of the Company in Texas and the change of the Company’s name to “Alset Inc.”:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,191,172	301,713	9,248	7,597,836

3. Ratification of appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
73,733,981	336,339	29,649	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Date: June 6, 2022	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer